EXHIBIT 23.3




                         CONSENT OF INDEPENDENT AUDITORS




      The Board of Directors
      Wachovia Corporation:


      We consent to the use of our reports with respect to Central Fidelity National Bank and Central Fidelity Banks, Inc. incorporated herein by reference.






      Richmond, Virginia
      April 23, 1999